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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 22, 1995


                       GREEN TREE FINANCIAL CORPORATION
                as originator of Manufactured Housing Contract
                  Senior/Subordinate Pass-Through Certificate

                                 Trust 1995-4
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)


         Minnesota                  33-55855                     41-1812324
- --------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS employer
      of incorporation)            file number)              identification No.)



 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
- --------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                     --------------------------


                                Not Applicable
- -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           On June 22, 1995, the Registrant sold approximately $319,783,606 of Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1995-4 (the "Certificates"), evidencing beneficial ownership interests in a trust (the "Trust") consisting of a pool (the "Contract Pool") of manufactured housing installment sale contracts and installment loan agreements (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.
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           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.             Description
               -----------             -----------

                   4.1 Pooling and Servicing Agreement between Green Tree Financial Corporation, as Seller and Servicer, and First Bank National Association, as Trustee, dated as of June 1, 1995, relating to Manufactured Housing Contract
                                       Senior/Subordinate Pass-Through
                                       Certificates, Series 1995-4.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 22, 1995                  GREEN TREE FINANCIAL CORPORATION
                                           as originator of Manufactured Housing
                                           Contract Senior/Subordinate Pass-
                                           Through Certificate Trust 1995-4



                                       By:  /s/ John W. Brink
                                          --------------------------------------
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                               INDEX TO EXHIBITS



Exhibit Number                                                             Page
- --------------                                                             ----

4.1       Pooling and Servicing Agreement between                           5
          Green Tree Financial Corporation, as Seller and
          Servicer, and First Bank National Association, as Trustee, dated as of June 1, 1995, relating to Manufactured Housing Contract Senior/Subordinate
          Pass-Through Certificates, Series 1995-4